UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 30, 2011
Date of Report (Date of earliest event reported)

COMMISSION FILE NUMBER: 000-50760

Sancon Resources Recovery, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	58-2670972
(State or other jurisdiction	(IRS Employer Identification File Number)
of incorporation)

No 2 Yinqing Lu, Songjiang District,
Shanghai, China, 201615
(Address of Principal Executive Offices)

(+86) 21 67756099
(Registrant's telephone number, including area code)

- NOT APPLICABLE -
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On June 30, 2011, Ms. Maggie Zhang resigned as the Acting Chief Financial Officer of the Company due to his personal reason.

On July 1, 2011, the Board of Directors (the "Board") appointed Ms. Amy Ping Li as the Acting Chief Financial Officer.

(1) Additional Information:

Ms. Amy Ping Li, Acting Chief Financial Officer.

Ms. Amy Ping Li, joined Sancon in June 2011 as the Finance Manager. She began her accounting career from 2000 and has over 10 years of experiences in accounting and finance.

Previously, Ms. Li worked in a public listed company, Sun Media Group (OTC BB:NXMR) responsible for public reporting and filing.

Ms. Li holds a Bachelor of Accounting degree from University of International Business and Economics in Beijing China.

Other Directorships: None
Family Relationships: None
Related Transactions: None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sancon Resources Recovery, Inc. (REGISTRANT)

Date: June 30, 2011	By:	/s/ Jack Chen
Jack Chen
Chief Executive Officer